Taxes	12 Months Ended
Dec. 31, 2011
Taxes [Abstract]
Taxes

Note 12

Taxes

The components of income before provision for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Domestic	$9,724	$11,921	$12,625
Foreign	759	763	895

Total	$10,483	$12,684	$13,520

The components of the provision for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Current
Federal	$193	$(705)	$(611)
Foreign	25	(19)	73
State and Local	290	(42)	364

Total	508	(766)	(174)

Deferred
Federal	276	2,945	1,616
Foreign	(38)	(24)	(35)
State and Local	(455)	316	518

Total	(217)	3,237	2,099
Investment tax credits	(6)	(4)	(6)

Total income tax provision	$285	$2,467	$1,919

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal income tax rate:

Years Ended December 31,	2011	2010	2009
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefits	(1.0)	1.4	1.5
Affordable housing credit	(1.8)	(1.3)	(1.0)
Employee benefits including ESOP dividend	(1.4)	(1.2)	(1.6)
Medicare Part D subsidy charge	–	6.9	–
Equity in earnings from unconsolidated businesses	(1.9)	(1.6)	(1.6)
Noncontrolling interest	(23.0)	(19.5)	(16.0)
Other, net	(3.2)	(0.3)	(2.1)

Effective income tax rate	2.7%	19.4%	14.2%

The effective income tax rate in 2011 decreased to 2.7% from 19.4% in 2010. This decrease was primarily driven by lower income before provision for income taxes as a result of higher pension and benefit charges recorded in 2011 as well as tax benefits from state valuation allowance reversals in 2011. The decrease was also due to a one-time, non-cash income tax charge of $1.0 billion recorded during the three months ended March 31, 2010 as a result of the enactment of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, both of which became law in March 2010 (collectively the Health Care Act). Under the Health Care Act, beginning in 2013, Verizon and other companies that receive a subsidy under Medicare Part D to provide retiree prescription drug coverage will no longer receive a federal income tax deduction for the expenses incurred in connection with providing the subsidized coverage to the extent of the subsidy received. Because future anticipated retiree prescription drug plan liabilities and related subsidies are already reflected in Verizon's financial statements, this change in law required Verizon to reduce the value of the related tax benefits recognized in its financial statements in the period during which the Health Care Act was enacted.

The effective income tax rate in 2010 increased to 19.4% from 14.2% in 2009. The increase was primarily driven by a one-time, non-cash income tax charge of $1.0 billion for the Health Care Act described above. The increase was partially offset primarily by higher earnings attributable to Vodafone's noncontrolling interest in the Verizon Wireless Partnership.

The amounts of cash taxes paid are as follows:

	(dollars in millions)
Years Ended December 31,	2011	2010	2009
Income taxes, net of amounts refunded	$762	$430	$158
Employment taxes	1,231	1,296	1,349
Property and other taxes	1,883	1,963	2,065

Total	$3,876	$3,689	$3,572

Deferred taxes arise because of differences in the book and tax bases of certain assets and liabilities. Significant components of deferred tax assets and liabilities are as follows:

	(dollars in millions)
At December 31,	2011	2010
Employee benefits	$13,119	$11,499
Tax loss and credit carry forwards	5,170	3,907
Uncollectible accounts receivable	224	248
Other - assets	952	951

	19,465	16,605
Valuation allowances	(2,376)	(3,421)

Deferred tax assets	17,089	13,184

Former MCI intercompany accounts receivable basis difference	1,435	1,489
Depreciation	13,743	11,758
Leasing activity	1,569	1,980
Wireless joint venture including wireless licenses	21,778	19,514
Other - liabilities	1,233	1,152

Deferred tax liabilities	39,758	35,893

Net deferred tax liability	$22,669	$22,709

At December 31, 2011, undistributed earnings of our foreign subsidiaries indefinitely invested outside of the United States amounted to approximately $1.5 billion. The majority of Verizon's cash flow is generated from domestic operations and we are not dependent on foreign cash or earnings to meet our funding requirements. Furthermore, a portion of these undistributed earnings represent amounts that legally must be kept in reserve and are unavailable for distribution. As a result, we have not provided deferred taxes on these undistributed earnings because we intend that they will remain indefinitely invested outside of the United States. Determination of the amount of unrecognized deferred taxes related to these undistributed earnings is not practical.

At December 31, 2011, we had net after tax loss and credit carry forwards for income tax purposes of approximately $5.1 billion. Of these net after tax loss and credit carry forwards, approximately $4.4 billion will expire between 2012 and 2031 and approximately $0.7 billion may be carried forward indefinitely. The amount of net after tax loss and credit carry forwards reflected as a deferred tax asset above has been reduced by approximately $0.1 billion and $0.6 billion at December 31, 2011 and 2010, respectively, due to federal and state tax law limitations on utilization of net operating losses.

During 2011, the valuation allowance decreased approximately $1.0 billion. The balance of the valuation allowance at December 31, 2011 and the 2011 activity is primarily related to state and foreign tax losses and credit carry forwards.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

	(dollars in millions)
	2011	2010	2009
Balance at January 1,	$3,242	$3,400	$2,622
Additions based on tax positions related to the current year	111	231	288
Additions for tax positions of prior years	456	476	1,128
Reductions for tax positions of prior years	(644)	(569)	(477)
Settlements	(56)	(256)	(27)
Lapses of statutes of limitations	(31)	(40)	(134)

Balance at December 31,	$3,078	$3,242	$3,400

Included in the total unrecognized tax benefits at December 31, 2011, 2010 and 2009 is $2.2 billion, $2.1 billion and $2.1 billion, respectively, that if recognized, would favorably affect the effective income tax rate.

We recognized the following net after tax benefits related to interest and penalties in the provision for income taxes:

Years Ended December 31,	(dollars in millions)
2011	$60
2010	29
2009	14

The after-tax accruals for the payment of interest and penalties in the consolidated balance sheets are as follows:

At December 31,	(dollars in millions)
2011	$470
2010	527

Verizon and/or its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state, local and foreign jurisdictions. As a large taxpayer, we are under audit by the Internal Revenue Service (IRS) and multiple state and foreign jurisdictions on numerous open tax positions. The IRS completed its examination of the Company's U.S. income tax returns for tax years 2004 through 2006 in the third quarter of 2011 and we filed a protest with respect to certain tax adjustments proposed by the IRS. In 2011, we also settled income tax audits in Italy and Massachusetts. Significant tax examinations and litigation are also ongoing in New York, Canada, and Australia for tax years as early as 2002. It is reasonably possible that the amount of the liability for unrecognized tax benefits could change by a significant amount during the next twelve-month period. An estimate of the range of the possible change cannot be made until issues are further developed or examinations close.